                                                                EXHIBIT 10.12

        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.


                             [LOGO] UNITED AIRLINES

                                 UNITED CONTRACT

                                     133617

                                    AGREEMENT


         AGREEMENT, entered into as of December 8, 1996 by and between ARGENBRIGHT SECURITY, INC., a Georgia corporation with its prinicpal office in the City of Atlanta, Georgia ("Vendor") and UNITED AIR LINES, INC., a
Delaware corporation with its principal office in the Township of Elk Grove, State of Illinois ("United").

                                   WITNESSETH:


         WHEREAS United wishes for Vendor to provide certain airline related services to United; and

         WHEREAS, Vendor wishes to provide such services to United;

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein, Vendor and United agree as follows:


         1. Related Agreements. Vendor and United will execute the following agreements, hereinafter referred to as the "Related Agreements," concurrently herewith:

         A. an agreement in the form attached hereto as Exhibit A by which Vendor will provide security services to United at Los Angeles International Airport "Security Services Agreement"; and

         B. an agreement in the form attached hereto as Exhibit B by which Vendor will provide skycap services to United at Los Angeles International Airport ("Skycap Services Agreement"), and

         C. an agreement in the form attached hereto as Exhibit C by which Vendor will provide certain terminal services to United at Los Angeles International Airport ("Services Agreement"),



                                      -1-
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         2. Consideration. The consideration applicable to each of the transactions set forth in Paragraph 1 above and each Of the applicable Related Agreements is as set forth in each of the Related Agreements.

         3. Entire Agreement. This Agreement and the Related Agreements constitute the entire agreement and understanding of the parties on the subject matter hereof and, as of the date first above written, supersede all prior representations or agreements, whether oral or written, between the parties regarding the subject matter of this Agreement. This Agreement and the Related agreements shall not be modified except by written agreement dated even herewith or subsequent hereto signed on behalf of Vendor and United by their respective duly authorized representatives.

         4. Governing Law. This Agreement, including any actions in tort or contract, will be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to conflict of laws principles which might refer such interpretation to the laws of a different state or jurisdiction.

         WHEREFORE, the parties, by their authorized representatives, have executed this Agreement as of the day and year first above written.


ARGENBRIGHT SECURITY, INC.                   UNITED AIR LINES, INC.


By: /s/ Thomas J. Marano                     By: /s/ Douglas A. Hacker
   -------------------------------              --------------------------------
   Thomas J. Marano                             Douglas A. Hacker

Title: President and COO                     Title: Senior Vice President and
      ----------------------------                   Chief Financial Officer
                                                    ----------------------------


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                     FILED SEPARATELY WITH THE COMMISSION.


                             [LOGO] UNITED AIRLINES

                                    EXHIBIT A
                                SECURITY SERVICES
                                    AGREEMENT

                                                          UNITED CONTRACT 133617

SECURITY AGREEMENT, effective the 8th day of December, 1996 by and between UNITED AIR LINES, INC., a Delaware corporation ("United") with offices at 1200 East Algonquin Road, Elk Grove Township, Illinois 60007, and Argenbright Security, Inc., an airport security business with offices at 3353 Peachtree Road Northeast, Suite 1120, North Tower, Atlanta, GA 30326 ("Vendor").

         1. Airport(s): The airport location(s) governed by this Security Services Agreement is defined as
           LOS ANGELES INTERNATIONAL AIRPORT, LOS ANGELES, CALIFORNIA
The above will be referred to in this Agreement as the "Airport."

2. Security Services: Vendor will provide airport security services to United at the Airport, including as directed by United concourse or gate x-ray/table, international bag x-ray, FIS/RCC operations, Security Corridor monitoring and hand search. These services are hereafter referred to as "Security Services." United and Vendor will cooperate to ensure that adequate security supervisory presence is provided at Airport security points. United may adjust staffing or position headcount levels to meet reasonably anticipated passenger flows.

3. Term: This Agreement will commence on December 8, 1996 (hereafter "Effective Date") and will continue until terminated for convenience by either party on 30 days prior written notice. Any obligations that survive such termination will continue thereafter in full force and effect. If for any reason United's flight operations at the Airport are halted or substantially decreased, then United may by 24 hours prior written notice to Vendor suspend this Agreement for the length of the suspension.

4. Indemnification: Vendor shall defend, indemnify and hold harmless United, its directors, officers, employees and agents (collectively "Indemnitee") from and against any and all liabilities, claims, demands, suits, causes of action, losses, penalties, fines, expenses or damages, including, but not limited to, attorneys' fees and court costs (including but not limited to attorneys' fees incurred by Indemnitee in establishing its right to indemnification hereunder), (collectively "Claims") for personal injury or bodily injury or death to any person whomsoever, other than an employee of United, and for damage to any property whatsoever, in any manner arising out of or in any way connected with the acts or omissions of Vendor related to any services furnished, or to be furnished, by Vendor hereunder, except to the extent any Claim results from any negligent act of Indemnitee.

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                     FILED SEPARATELY WITH THE COMMISSION.


5. Insurance: Vendor at its expense will obtain and maintain in full force and effect under terms satisfactory to United policies of insurance in the following types and minimum amounts:

DESCRIPTION                MINIMUM LIABILITY

A. Comprehensive General Liability, including personal injury, contractual completed operations, independent Vendor, and products hazards:
$10 MILLION COMBINED SINGLE LIMIT EACH OCCURRENCE

B. Workers compensation as required by law. Such insurance coverage as described in "A" above will be endorsed to name United as an additional insured to the extent of the contractual obligations assumed by Vendor under this Agreement. Certificates evidencing such insurance will be provided to United prior to or upon execution of this Agreement, will contain appropriate cross liability clauses and will provide that United will be given at least thirty (30) days advance written notice in the event of cancellation, termination, or material modification of the coverage.

6. Consequential Damages: EXCEPT AS PROVIDED UNDER INDEMNIFICATION, ABOVE, NEITHER PARTY WILL BE LIABLE FOR, AND EACH PARTY WAIVES AND RELEASES ANY CLAIMS AGAINST THE OTHER PARTY FOR, ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST REVENUES, LOST PROFIT, OR LOSS OF PROSPECTIVE ECONOMIC ADVANTAGE, RESULTING FROM ANY PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT.

7. Charges: A. Hourly rates and charges for Security Services provided by Vendor to United at the Airport are defined below:

         POSITION                 STRAIGHT TIME            OT/HOLIDAYS(6)
         --------                 -------------            --------------
12/08/96-08/31/97

         PBS/Exit Guard             $ XXXXX/Hr                 $ XXXXXXX
         CSS                        $ XXXXX/Hr                 $ XXXXXXX
         FIS Specialist             $ XXXXX/Hr                 $ XXXXXXX
         SCM Roving Guard           $ XXXXX/Hr                 $ XXXXXXX
         Screening Shift Supv       $ XXXXX/Hr                 $ XXXXXXX

09/01/97-06/30/98

         PBS/Exit Guard             $ XXXX/Hr                  $ XXXXXXX
         CSS                        $ XXXX/Hr                  $ XXXXXXX
         FIS Specialist             $ XXXX/Hr                  $ XXXXXXX
         SCM Roving Guard           $ XXXX/Hr                  $ XXXXXXX
         Screening Shift Supv       $ XXXX/Hr                  $ XXXXXXX

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
EFFECTIVE 07/01/98
         PBS/Exit Guard             $ XXXX/Hr                 $ XXXX
         CSS                        $ XXXX/Hr                 $ XXXX
         FIS Specialist             $ XXXX/Hr                 $ XXXX
         SCM Roving Guard           $ XXXX/Hr                 $ XXXX
         Screening Shift Supv       $ XXXX/Hr                 $ XXXX

Holidays Include: New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Overtime must be approved by United in advance of being incurred. In order to cover irregular operations, overtime will be mandatory. United Airlines can have work schedules changed up to 72 hours (3 days) prior to the needed change without being charged overtime. Such rates and charges will be firm for the above-stated dates. Thereafter, either party may request a price review by written notice to the other party, which review will be conducted within 30 days after such notice. Failing agreement, either party may terminate the Security Agreement upon 60 days written notice, to allow the parties time to make alternate arrangements.

B. The prices in this Agreement will be subject to renegotiation if any law, regulation, or ruling of any governmental authority having jurisdiction over the subject matter is enacted that alters the costs of performing the Security Services under this Agreement.

C. Vendor will undertake that United will not be commercially disadvantaged regarding Vendor's service/pricing arrangements under this Agreement as compared against the service/pricing arrangements offered by Vendor to any competitor of United that Vendor may service in a reasonably similar manner at any Airport. Vendor represents and warrants that the hourly rates, fees, prices, terms, and conditions (collectively "Prices") for personnel, overtime, supervision, training, and other charges (collectively "Security Services") under this Agreement are at least as low as the Prices provided to other customers by Vendor for comparable Security Services at the Airport or at any comparable airport. If Vendor offers or grants to another customer a Price for any Security Service that is lower than the Price paid by United for a substantially similar Security Service, then Vendor immediately will offer such lower Price to United.

8. Settlement: Vendor will invoice United semi-monthly, in accordance with the prices set forth above, which invoice will provide reasonable detail regarding services provided, including a statement of hours worked per position and rates charged. Security employees must sign in for work on a United provided sign-in log. United will pay Vendor within 30 days of receipt of and in accordance with Vendor's invoices.

9. Taxes: United will pay any sales, use, or personal property taxes imposed by any taxing authority and required to be paid by United or Vendor as a result of services provided to United under this Agreement. United will not be liable for any tax levied upon or measured by the income of Vendor.

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                     FILED SEPARATELY WITH THE COMMISSION.


10. FAA Violations, Fines: Fines levied against the airlines by the FAA for security violations shall be recovered from Vendor if violation is attributed to Vendor deficiencies and/or negligence. These shall include, but not be limited to, checkpoint personnel errors, inadequate training, manpower shortages, noncompliance with government regulations, etc. Vendor's liability for any civil penalty assessed as a result of an FAA test failure shall be full payment for fines arising out of any one occurrence. Payment will be due 30 days from notification by United Airlines after resolution of fine amount between United and the FAA.

11. Standard of Services. Vendor will adhere strictly to the standards specified by United. Vendor will use all reasonable efforts to maintain standards for Security Services provided by Vendor under this Agreement that meet all relevant legislation and regulations, including without limitation the Federal Aviation Administration Air Carrier Standard Security Program and State of Illinois regulations. United may at its cost provide representatives who may inspect the provision of Security Services under this Agreement and provide advice and direction to Vendor.

12. Reports/Records: A. Vendor will maintain such books, records, and accounts as United reasonably requires relating to the Services provided by Vendor under this Agreement. Vendor will maintain records documenting "dangerous goods" employee training. Vendor also will maintain a complete record of all daily employee sign-in registers listing each employee by name, date, and hours worked for all employees and hours for which United is billed under this Agreement. Each sign-in register will be acknowledged and verified by a Vendor supervisor. On a regular basis as specified by United's designated manager, Vendor will provide to United a complete copy of all such daily registers.

B. To the extent that Vendor is required by law or by any regulatory authority to maintain records of background investigations, training, or other qualification or certification of employees or agents of Vendor performing services under this Agreement, upon expiration or termination of this Agreement for any reason, Vendor will make available to United all such records, or certified copies thereof. All training records are the property of United Airlines and shall remain on United Airlines' property.

13. Personal Services: Vendor will not subcontract or delegate to any third party any of Vendor's duties or responsibilities under this Security Agreement without the prior written consent of United. Any approved delegation or sub-contracting will not relieve Vendor of its responsibilities under this Agreement and Vendor will remain fully liable for all performance hereunder.

14. United Equipment: United will provide any required x-ray machines, and magnetometers. Vendor will ensure that the Equipment is operated only by employees trained to do so. United retains all rights, title, and interest in and to the Equipment. Risk of loss of the Equipment passes to Vendor upon possession; Vendor's insurance coverage required under this Agreement will be primary with respect to any loss of or damage to the Equipment so long as such equipment is in the possession and control of Vendor. Vendor is responsible for customer belongings going through x-ray. Vendor will reimburse customer for destruction and/or loss/theft of any personal property. Vendor will provide dosimeter badges, I.D. badges, and handwands. Radios will also be provided by Vendor at all exits and remote areas. It is the Contractor's responsibility to make sure that all employees have a current badge.

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         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.


15. Employees; Attire: A. Vendor's employees and agents will at all times be employees or agents of Vendor and not of United and will not represent themselves as employees or agents of United. Vendor will comply with all workers compensation employers liability, and other regulations and will make all reports and remit all withholdings or other payroll deductions as required by law. Vendor will exercise full and complete authority over its personnel with sole authority to hire and discharge. United may request that any supervisor or manager at a particular Airport be re-assigned to non-United duties.

B. Vendor will require its employees to be attired in appropriate attire reasonably acceptable to United and to carry appropriate badges or other means of identification, while working in the area of the Airport, so as to be clearly recognizable as employees of Vendor. Vendor will ensure that while on duty all employees are neat in appearance with clean, pressed uniforms and shined shoes. Uniforms to include the following:

         Jackets
         Required to wear the dress uniform jacket at all times in combination with other components.

         Trousers
         Are cuffless and may not flare at the hem. Length should touch the top of the shoe in front with no break, and taper to one inch from the floor in the back.

         Name Pin
         First name and last name are required on the name pin. The name pin will be worn on breast pocket of the jacket.

         Shirts
         The shirt must be worn with a closed collar. Cuffs may not be rolled under or over the jacket sleeve. Long or short-sleeve shirts may not be rolled up.

         Ties
         Must be worn under the collar at all times by both male and female employees. The collar must lie flat and not be turned up.

         Shoes and boots
         Must be black. If crepe soles, they must match the color of the leather. Dress boots must be low enough as to not cause the trouser leg to stick out.

         Jewelry
         Must remain professional looking, conservative, business-like and appropriate in size and number so as not to present a safety hazard.

         Hair
         Males - Styles may vary in length and cut; but a clean, combed, and neatly trimmed look is required. Mustaches must be fully grown, neatly trimmed and may not extend below the corner of the mouth. Hair must be of a natural color that exhibits a professional image.

         Females - Styles may vary in length and cut, but a clean, combed and neatly trimmed look is required. Hair exceeding seven inches in length must be totally secured at the nape of the neck. All hair fasteners and ornaments must be compatible with the uniform's professional look. Visible rubber or elastic bands, hair pins or bobby pins, leather or wooden hair accessories and hair nets are not permitted. Hair must be of a natural color that exhibits a professional image.

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         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.


C. Vendor shall have a drug and alcohol testing program which complies with Federal Aviation Regulations (Part 121, Appendix I) for its employees who perform aviation security or screening duties under this Agreement. Vendor shall allow United to review its program and any related records applicable to Vendor's employees providing service to United under this Agreement. Vendor shall also have an alcohol testing program which complies with Federal Aviation Regulations for its employees who perform aviation security or screening duties under this Agreement.

16. Employment and Background Investigations: The minimum age for a screening employee will be eighteen (18) years of age. Vendor will conduct background investigations of each of its employees who will have access to any secure or restricted area of the Airport. Background Investigations will include, at a minimum, verification of prior employment (ten years where available, shorter periods as applicable for those entering the workforce from school) to the extent permitted by law. Each background investigation will be reduced to writing and will be verified by Vendor as having been completed upon request by United, or by applicable governmental authority, upon reasonable notice. United reserves the right to verify independently the results of any investigation, and to terminate this Agreement without further notice upon discovery of a materially inaccurate investigation.

17. Compliance with Rules: Vendor will obtain any and all permits or authorizations necessary to perform Services to United under this Agreement. Vendor's use of the Airport is subject to any rules and regulations of the Airport Authority. Vendor will observe and obey all such rules and regulations and any other laws, ordinances, statutes and orders of any governmental authority exercising jurisdiction at the Airport or over Vendor's conduct of its security business.

18. Force Majeure: Neither party will be responsible for delays in or suspension of performance caused by acts of God or governmental authority, strikes or labor disputes, fires or other loss of manufacturing facilities, breach by suppliers of supply agreements, or other similar or dissimilar cause beyond the reasonable control of that party.

19. Publicity: Vendor may refer to United as a customer reference in non-public business dealings with potential customers and financial concerns. Neither party will refer to this agreement or use the name of the other party in any form of publicity or advertising, either directly or indirectly, without the prior written consent of the other party. Vendor will not use any United trade name or service marks, including the names "United Air Lines, Inc.," "United Airlines," "United" or United's logotype, without first obtaining United's prior written approval of such use. No employee shall have any discussion with media or others regarding United Air Lines process and/or procedures of security.

20. Unauthorized Payments: A. In connection with any performance under this Agreement, neither Vendor, nor any officer, employee, or agent of Vendor, will make any payment, or offer, promise or authorize any payment, of any money or other article of value, to any official, employee, or representative of United, or to any person or entity doing business with United, in order either to obtain or to retain United's business, or to direct United's business to a third party, or to influence any act or decision of any employee or representative of United to perform or to fail to perform his or her duties, or to enlist the aid of any third party to do any of the foregoing.

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        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.


B. In connection with any performance under this Agreement neither Vendor, nor any officer, employee, or agent of Vendor, will solicit or receive any amount of cash or negotiable paper, or any item, service or favor of value from any present or prospective supplier, vendor or customer of United, or from anyone else with whom United does business, including any governmental official or representative, for or in connection with the obtaining or retaining any business of or with United. Vendor will refuse to accept all such gifts and, if received, will return such gifts to the donor. In all such cases Vendor will notify United promptly of such gift or offer thereof. If United deems it necessary, Vendor will turn over such gifts to United for further handling.

21. Non-discrimination: A. In performing under this Services Agreement, Vendor will comply with all applicable requirements, orders, and regulations of the Federal Government pertaining to non-discrimination in employment and facilities including, without limitation, the provisions contained in Paragraphs 1 through 7 of Part II, Non-discrimination in Employment by Government Contractors and Subcontractors, of Executive Order 11246 (as amended by Executive Order 11375), and Certification of Nonsegregated facilities (41 CFR, Chap. 1, Section n 1-12, 803, 10), all of which provisions are incorporated herein by reference and expressly made a part of this Services Agreement. Vendor also will comply with all applicable state and local laws regarding non-discrimination in employment and facilities

B. In accordance with the Air Carrier Access Act of 1986 and pursuant to 14 C.F.R. Section 382, Vendor will not discriminate on the basis of handicap in providing services under this Agreement. Vendor will ensure that its employees comply with the directives of United's Complaint Resolution Officials issued in accordance with 14 C.F.R. Section 382 in the provision of any services on behalf of United under this Agreement

22. Termination: A. If either party (the "Defaulting Party") fails to perform any of its duties or obligations under this Agreement, and that failure continues for thirty (30) days after written notice of such default from the other party, then the other party may terminate this Agreement at any time thereafter, effective immediately upon written notice of termination to the Defaulting Party, without prejudice to any other rights or remedies the other party may have.

B. United may terminate this Agreement on five days prior written notice for any station where Vendor's security operating certificate or authorization is revoked, suspended, or materially reduced in scope by the FAA or local aviation authority or where Vendor otherwise becomes unable to provide Security Services under this Agreement.

C. If either party (the "Defaulting Party") becomes insolvent; if the other party (the "Insecure Party") has evidence that the Defaulting Party is not paying its bills when due without just cause; if the Defaulting Party takes any step leading to its cessation as a going concern; or if the Defaulting Party either ceases or suspends operations for reasons other than a strike, then the Insecure Party may immediately terminate this Agreement, and repossess any or all of its equipment and materials in the Defaulting Party's possession, on notice to the Defaulting Party unless the Defaulting Patty immediately gives adequate assurance of the future performance of this Agreement, on terms and conditions acceptable to the Insecure Party.

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         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.


D. If liquidation, winding up, or bankruptcy proceedings are commenced with respect to either party (the "Bankrupt") and if this Agreement has not otherwise terminated, then the other party (the "Other Party") may suspend all further performance of this Agreement until the Bankrupt assumes or rejects this Agreement. Any such suspension of further performance by the Other Party pending the Bankrupt's assumption or rejection will not be a breach of this Agreement and will not affect the Other Party's right to pursue or enforce any of its rights under this Agreement or otherwise.

E. Exercise by either party of its right to terminate under any provision of this Agreement will not affect or impair its right to enforce its other rights or remedies under this Agreement. All obligations of each party that have accrued before termination or that are of a continuing nature will survive termination.

23. General: This Agreement may be amended only by written agreement of the parties executed by their authorized representatives. United may assign this Agreement to a parent or affiliate. This Agreement may not be otherwise assigned in whole or in part, and any such assignment will be void and of no force or effect. Vendor will not subcontract any part of the services to be performed under this Agreement without the prior written consent of United. This Agreement will not create any right in or obligation to any third party. No waiver by either party of any default or breach by the other party will operate as or be deemed a waiver of any subsequent default or breach. This Agreement will be construed in accordance with and governed by the internal laws of the State of Illinois, U.S.A.

24. Notices: Notices under the terms of this Agreement will be in writing and sent by prepaid certified mail, return receipt requested, or by telecopy or facsimile, to the following addresses:

To United: United Airlines          To Vendor:  Argenbright Security, Inc.
   DEPT. WHQPL                                  3353 Peachtree Road Northeast
   P.O. Box 66100                               Suite 1120, North Tower
   Chicago, IL 60666                            Atlanta, GA 30326
   ATTN: Contract Services                      ATTN: Thomas J. Marano,
                                                      President

Notices will be effective on the first business day following receipt thereof. Notices sent by certified mail will be deemed received on the date of delivery as indicated on the return receipt; notices sent by telecopy or facsimile will be deemed received on the date transmitted.

25. Entirety of Agreement: This Agreement supersedes all prior oral or written representations, communications, or agreements between the parties regarding the subject matter of this Agreement and, together with its exhibits and attachments, constitutes the entire understanding of the parties, regarding the subject matter of this Agreement.

THEREFORE, the parties by their authorized representatives have executed this Agreement effective on the date first provided above.

UNITED AIR LINES, INC.                             Argenbright Security, Inc.

By: /s/ Douglas A. Hacker                         By: /s/ Thomas J. Marano
   -------------------------------                    -----------------------
    Douglas A. Hacker                                 Thomas J. Marano

Title: Senior Vice President                      Title: President and COO
       and Chief Financial Officer                      ---------------------
       ---------------------------

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        REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                    FILED SEPARATELY WITH THE COMMISSION.




                                [LOGO] UNITED AIRLINES

                                    EXHIBIT B
                            SKYCAP SERVICES AGREEMENT

                                                          UNITED CONTRACT 133617

SKYCAP SERVICES AGREEMENT, effective the 8TH day of December, 1996, by and between UNITED AIR LINES, INC., a Delaware corporation ("United") with offices at 1200 East Algonquin Road, Elk Grove Township, Illinois 60007, and Argenbright Security, Inc., with offices at 3353 Peachtree Road Northeast, Suite 1120 North Tower, Atlanta, GA 30326 ("Vendor").

1. Airport(s): The airport location(s) governed by this Skycap Agreement is defined as
           LOS ANGELES INTERNATIONAL AIRPORT, LOS ANGELES, CALIFORNIA
The above will be referred to in this Agreement as the "Airport."

2. Term: This Agreement will commence on December 8, 1996 (hereafter "Effective Date") and will continue until terminated for convenience by either party on 30 days prior written notice. Any obligations that survive such termination will continue thereafter in full force and effect. If for any reason United's flight operations at the Airport are halted or substantially decreased, then United may by 24 hours prior written notice to Vendor suspend this Agreement for the length of the suspension.

3. DESCRIPTION OF SERVICES:
A. In a positive and friendly manner meets and greets customers to carry or otherwise transport baggage to and from autos, buses, and outside sidewalk or main entrance to customer area.

         Reads tickets discerning differences between domestic and international travel.

         Accepts and routes customer's baggage to destination, including preparing and attaching bag tags and claim checks, and assists in the carrying, transporting of oversized baggage, skis and kennels.

         Reads and interprets airline guides, schedules and other reference materials containing baggage and hazardous materials handling procedures, security regulations and other operational procedure.

         Assists in baggage claim areas with customer's baggage sorting, relocating, securing and storing unclaimed baggage; removing or straightening baggage on carousels and spill plates; and verifying customer claim checks.

         Meets all safety/security requirements and profiles required by the FAA and United Airlines including hazardous materials screening.

         In a positive and friendly manner verifies customer's final destination and routing

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       CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
        REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                    FILED SEPARATELY WITH THE COMMISSION.


         from ticket, removes all straps and hooks from luggage, checks to ensure customer ID on bag, places bag tag on side of handle, and verbally confirms the final destination and number of bags checked with each customer. Will be required to use automated bag tag printers. Ensures that customers requiring services not available curbside, i.e., international check-in, excess charges, ticketing, etc., are directed/assisted to the appropriate United representative. Vendor will be required to replenish supplies provided by United. United Airlines will determine staffing of Skycaps.

B.       United's transactions consist of the following minimum requirements:

         Is alert to and positively approaches the customer.
         Greets all customers in a clear and pleasant manner.
         Uses the customer's name at least once per transaction.
         Gives customer clear and appropriate directions to the next step. Summarizes transaction clearly and concisely, and thanks customer. Failure to comply with the standards may result in contract termination.

C.       Duty Supervisors

         Vendor will provide on-site duty supervisors for the AM and PM shifts whose sole function it is to manage the skycap services. Supervisor function should include training of all personnel (technical and customer service) as well as to direct the efficient utilization of manpower.

D.       Miscellaneous

         In the event of an FAA, violation, contracting manager will immediately notify the Supervisor/Manager of United Airlines by phone. A detailed written report from the manager and skycap involved must be submitted within 24 hours of the incident to United Airlines.

E.       Preferential Consideration of United Skycaps

         Vendor will offer employment to all Skycaps originally employed with United who in March 1993 initiated ongoing employment with a vendor performing Skycap services at the location specified and will maintain their seniority used to establish work assignments, shift assignments, days off, etc. Vendor will interview these employees and may reject a current United Skycap only if he fails

       CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
        REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                    FILED SEPARATELY WITH THE COMMISSION.


         to meet Vendor minimum qualifications and Vendor provides United's local General Manager with a satisfactory explanation of the reason(s) for rejection. Vendor will be required to provide names of the applicants both accepted and rejected.

         Former United Skycap will have first right of refusal to work in United's operation at San Francisco.

4. Indemnification: Vendor will defend, indemnify, and hold harmless United, its officers, employees, and agents (collectively "United") against and from any and all liability, claims, suits, judgments, losses, damages, or costs (including reasonable attorneys fees and expenses) by third parties for injuries to or deaths of persons or loss of or damage to property (including claims allegedly arising from the negligence of United in connection therewith) arising out of
(i) the provision of any services by Vendor under this Agreement, or (ii) any failure of supervision, negligence, or willful misconduct of Vendor under this Agreement, all except to the extent caused by the intentional or willful misconduct of United.

5. Insurance: Vendor at its expense will obtain and maintain in full force and effect under terms satisfactory to United policies of insurance in the following types and minimum amounts:

                                   DESCRIPTION

A. Comprehensive General Liability, including personal injury, contractual completed operations, independent contractor, and products hazards:
MINIMUM LIABILITY $1 MILLION COMBINED SINGLE LIMIT GENERAL LIABILITY EACH OCCURRENCE

B. WORKERS COMPENSATION AS REQUIRED BY LAW. Such insurance coverage will be endorsed to name United as an additional insured to the extent of the contractual obligations assumed by Vendor under this Agreement. Certificates evidencing such insurance will be provided to United prior to or upon execution of this Agreement, will contain appropriate cross liability clauses and waivers of subrogation, and will provide that United will be given at least thirty (30) days advance written in the event of cancellation, terminations or material modification of the coverage.

6. Consequential Damages: EXCEPT AS PROVIDED UNDER INDEMNIFICATION, ABOVE, NEITHER PARTY WILL BE LIABLE FOR, AND EACH PARTY WAIVES AND RELEASES ANY CLAIMS AGAINST THE OTHER PARTY FOR, ANY SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST REVENUES, LOST PROFIT, OR LOSS OF PROSPECTIVE ECONOMIC ADVANTAGE, RESULTING FROM ANY PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT.

       CERTAIN PORTIONS OF THIS EXHIBIT HAVE BBEN OMITTED BASED UPON A
        REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                    FILED SEPARATELY WITH THE COMMISSION.

7. Charges: A. Hourly rates and charges for Skycap Services provided by Vendor to United at the Airport will be as follows:

                                   Position                Straight Time Rate  OT/Holidays Co
                                   --------                ------------------  --------------
12/08/96-08/31/97                  Skycap                      $XXXX/Hr         $XXXX/Hr
                                   Skycap Lead                 $XXXX/Hr         $XXXX/Hr
                                   Shift Supervisor            $XXXX/Hr         $XXXX/Hr
                                   --------------------------------------------------------
09/01/97-06/30/98                  Skycap                      $XXXX/Hr         $XXXX/Hr
                                   Skycap Lead                 $XXXX/Hr         $XXXX/Hr
                                   Shift Supervisor            $XXXX/Hr         $XXXX/Hr
                                   --------------------------------------------------------
Effective 07/01/98                 Skycap                      $XXXX/Hr         $XXXX/Hr
                                   Skycap Lead                 $XXXX/Hr         $XXXX/Hr
                                   Shift Supervisor            $XXXX/Hr         $XXXX/Hr

Accepting tips is understood by United as customary compensation for Skycap services. Solicitation of tips, however, is prohibited and win result in employee being removed from United's service.

B. Equipment: United Airlines will provide some initial equipment, including Two-wheel carts, and Four-wheel carts. If additional equipment is needed, vendor will provide. Vendor will repair and maintain all equipment, and will replace equipment at its expense as it becomes necessary. Vendor will report any damage to the United Airlines podiums used on the curb. Vendor will provide I.D. badges. It is Vendors responsibility to make sure all employees have a current badge.

C. No-Mischeck Guarantee: On a monthly basis, Contractor will provide United a credit per customer occurrence which is defined as follows:
Expenses resulting from Vendor error, i.e. mischecked bags, will be calculated and documentation will be forwarded from United's local operations office to Vendor service office. On a monthly basis, Vendor will provide United a $XXX credit for each customer with mischecked baggage over ten (10) mischecked bags per month. Skycaps are required to identify their assigned ID number on each bag tag checked.

Overtime must be approved in writing by United in advance of being incurred.

Either party may request a price review by written notice to the other party, which review will be conducted within 30 days after such notice. Failing agreement, either party may terminate the Skycap Agreement upon 60 days written notice, to allow the parties time to make alternate arrangements.

B. The prices in the Amendment will be subject to renegotiation if any law, regulation, or ruling of any governmental authority having jurisdiction over the subject matter is enacted that alters the costs of performing the Skycap Services under this Agreement.

        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.

C. Vendor will undertake that United will not be commercially disadvantaged regarding Vendor's service/pricing arrangements under this Agreement as compared against the service/pricing arrangements offered by Vendor to any competitor of United that Vendor may service in a reasonably similar manner at any Airport. Vendor represents and warrants that the hourly rates, fees, prices, terms, and conditions (collectively "Prices") for personnel, overtime, supervision, training, and other charges (collectively "Skycap Services") under this Agreement are at least as low as the Prices provided to other customers by Vendor for comparable Skycap Services at the Airport or at any comparable airport. If Vendor offers or grants to another customer a Price for any Skycap Service that is lower than the Price paid by United for a substantially similar Skycap Service, then Vendor immediately will offer such lower Price to United.

8. Settlement: Vendor will invoice United semi-monthly, in accordance with the prices set forth above, which invoice will provide reasonable detail regarding services provided, including a statement of hours worked per position and rates charged. United will pay Vendor upon receipt of and in accordance with Vendor's invoices. United will pay such invoices within 30 days of date of receipt of invoice.

9. Taxes: United will pay any sales, use, or personal property taxes imposed by any taxing authority and required to be paid by United or Vendor as a result of services provided to United under this Agreement. United will not be liable for any tax levied upon or measured by the income of Vendor.

10. Standard of Service: Vendor will adhere strictly to the standards specified by United. Vendor will use all reasonable efforts to maintain standards for Skycap Services provided by Vendor under this Agreement that meet all relevant legislation and regulations, including without limitation the Federal Aviation Administration Air Carrier Standard Security Program. United may at its cost provide representatives who may inspect the provisions of Skycap Services under this Agreement and provide advice and direction to Vendor.

11. Reports/Records: A. Vendor will maintain such books, records, and accounts as United reasonably requires relating to the Services provided by Vendor under this Agreement. Vendor will maintain records documenting "dangerous goods" employee training. Vendor also will maintain a complete record of all daily employee sign-in registers listing each employee by name, date, and hours worked for all employees and hours for which United is billed under this Agreement. Each sign-in register will be acknowledged and verified by a Vendor supervisor. On a regular basis as specified by United's designated manager, Vendor will provide to United a complete copy of all such daily registers. All training records are the property of United Airlines and shall remain on United Airlines' property.

B. To the extent that Vendor is required by law or by any regulatory authority to maintain records of background investigations, training, or other qualification or certification of employees or agents of Vendor performing services under this Agreement, upon expiration or termination of this Agreement for any reason, Vendor will make available to United all such records, or certified copies thereof.

       CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
        REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                    FILED SEPARATELY WITH THE COMMISSION.

12. Personal Services: Vendor will subcontract or delegate to a third party the duties and responsibilities listed under this Skycap Agreement. The approved delegation or sub-contracting will not relieve Vendor of its responsibilities under this Agreement and Vendor will remain fully liable for all performance hereunder.

13. Employees Attire/Uniform Standards: A. Vendor's employees and agents will at all times be employees or agents of Vendor and not of United and will not represent themselves as employees or agents of United. Vendor will comply with all workers compensation, employers liability, and other regulations and will make all reports and remit all withholdings or other payroll deductions as required by law. Vendor will exercise full and complete authority over its personnel with sole authority to hire and discharge. United may request that any supervisor or manager at a particular Airport be re-assigned to non-United duties.

B. Vendor will require its employees to be attired in appropriate attire reasonably acceptable to United and to carry appropriate badges or other means of identification, while working in the area of the Airport, so as to be clearly recognizable as employees of Vendor. Vendor will ensure that while on duty all employees are neat in appearance with clean, pressed uniforms and shined shoes. Uniforms to include the following:

         Trousers
         Are cuffless and may not flare at the hem. Length should touch the top of the shoe in front with no break, and taper to one inch from the floor in the back.

         Name Pin
         First name and last name are required on the name pin. The name pin will be worn on or above the left pocket of the uniform shirt

         Cap
         Required to wear the issued cap at all times.

         Shirts
         The shirt must be worn with a closed collar. Long or short-sleeve shirts may not be rolled up.

         Ties
         Must be worn under the collar at all times by both male and female employees. The collar must lie flat and not be turned up.

         Shoes and boots
         Must be black. If crepe soles, they must match the color of the leather. Dress boots must be low enough as to not cause the trouser leg to stick out.

         Parkas and jackets
         A uniform parka or jacket is required in locations with outdoor exposure to rain or cold weather. A uniform parka or jacket is the only coat to be worn while on duty.

         Jewelry
         Must remain professional looking, conservative, business-like and appropriate in size and number so as not to present a safety hazard.

        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.

         Hair
         Males - Styles may vary in length and cut; but a clean, combed, and neatly trimmed look is required. Mustaches must be fully grown, neatly trimmed and may not extend below the corner of the mouth. Hair must be of a natural looking color that exhibits a professional appearance.

         Females - Styles may vary in length and cut, but a clean, combed and neatly trimmed look is required. Hair exceeding seven inches in length must be totally secured at the nape of the neck. All hair fasteners and ornaments must be compatible with the uniform's professional look. Visible rubber or elastic bands, hair pins or bobby pins, leather or wooden hair accessories and hair nets are not permitted. Hair must be of a natural looking color that exhibits a professional appearance.

14. Employment and Background Investigations: The minimum age for a Skycap will be eighteen (18) years of age. Vendor shall have in place a program which meets all FAA and DOT requirements pertaining to alcohol misuse and drug testing. Vendor will conduct background investigations of each of its employees who will have access to any secure or restricted area of the Airport. Background Investigations will include, at a minimum, verification of prior employment (ten years where available, shorter periods as applicable for those entering the workforce from school) to the extent permitted by law. Each background investigation will be reduced to writing and will be verified by Vendor as having been completed upon request by United, or by applicable governmental authority, upon reasonable notice. United reserves the right to verify independently the results of any investigation, and to terminate this Agreement without further notice upon discovery of a materially inaccurate investigation.

15. Compliance with Rules: Vendor will obtain any and all permits or authorizations necessary to perform Services to United under this Agreement. Vendor's use of the Airport is subject to any rules and regulations of the Airport Authority. Vendor will observe and obey all such rules and regulations and any other laws, ordinances, statutes and orders of any governmental authority exercising jurisdiction at the Airport or over Vendor's conduct of its security business.

16. Force Majeure: Neither party will be responsible for delays in or suspension of performance caused by acts of God or governmental authority, strikes or labor disputes, fires or other loss of manufacturing facilities, breach by suppliers of supply agreements, or other similar or dissimilar cause beyond the reasonable control of that party.

17. Publicity: Vendor may refer to United as a customer reference in non-public business dealings with potential customers and financial concerns. Neither party will refer to this Agreement or use the name of the other party in any form of publicity or advertising, either directly or indirectly, without the prior written consent of the other party. Vendor will not use any United trade name or service marks, including the names "United Air Lines, Inc.," "United Airlines," "United" or United's logotype, without first obtaining United's prior written approval of such use.

        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.

18. Unauthorized Payments: A. In connection with any performance under this Agreement, neither Vendor, nor any officer, employee, or agent of Vendor, will make any payment, or offer, promise or authorize any payment, of any money or other article of value, to any official, employee, or representative of United, or to any person or entity doing business with United, in order either to obtain or to retain United's business, or to direct United's business to a third party, or to influence any act or decision of any employee or representative of United to perform or to fail to perform his or her duties, or to enlist the aid of any third party to do any of the foregoing.

B. In connection with any performance under this Agreement, neither Vendor, nor any officer, employee, or agent of Vendor, will solicit or receive any amount of cash or negotiable paper, or any item, service or favor of value from any present or prospective supplier, contractor or customer of United, or from anyone else with whom United does business, including any governmental official or representative, for or in connection with the obtaining or retaining any business of or with United. Vendor will refuse to accept all such gifts and, if received, will return such gifts to the donor. In all such cases Vendor will notify United promptly of such gift or offer thereof. If United deems it necessary, Vendor will turn over such gifts to United for further handling.

19. Non-Discrimination: A. In performing under this Skycap Agreement, Vendor will comply with all applicable requirements, orders, and regulations of the Federal Government pertaining to non-discrimination in employment and facilities including, without limitation, the provisions contained in Paragraphs 1 through 7 of Part II, Non-discrimination in Employment by Government Contractors and Subcontractors, of Executive Order 11246 (as amended by Executive Order 11375), and Certification of Non-segregated facilities (41 CFR, Chap. 1, Section n 1 - 12, 803, 10), all of which provisions are incorporated herein by reference and expressly made a part of this Skycap Agreement. Vendor also will comply with all applicable state and local laws regarding non-discrimination in employment and facilities.

B. In accordance with the Air Carrier Access Act of 1986 and pursuant to 14 C.F.R. Section 382, Vendor will not discriminate on the basis of handicap in providing services under this Agreement. Vendor will ensure that its employees comply with the directives of United's Complaint Resolution Officials issued in accordance with 14 C.F.R. Section 382 in the provision of any services on behalf of United under this Agreement.

20. Termination: A. If either party (the "Defaulting Party") fails to perform any of its duties or obligations under this Agreement, and that failure continues for thirty (30) days after written notice of such default from the other party, then the other party may terminate this Agreement at any time thereafter, effective immediately upon written notice of termination to the Defaulting Party, without prejudice to any other rights or remedies the other party may have.

        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.

B. United may terminate this Agreement on five days prior written notice for any station where Vendor's Skycap operating certificate or authorization is revoked, suspended, or materially reduced in scope by the FAA or local aviation authority or where Vendor otherwise becomes unable to provide Skycap Services under this Agreement.

C. If either party (the "Defaulting Party") becomes insolvent; if the other party (the "Insecure Party") has evidence that the Defaulting Party is not paying its bills when due without just cause; if the Defaulting Party takes any step leading to its cessation as a going concern; or if the Defaulting Party either ceases or suspends operations for reasons other than a strike, then the Insecure Party may immediately terminate this Agreement, and repossess any or all of its equipment and materials in the Defaulting Party's possession, on notice to the Defaulting Party unless the Defaulting Party immediately gives adequate assurance of the future performance of this Agreement, on terms and conditions acceptable to the Insecure Party.

D. If liquidation, winding up, or bankruptcy proceedings are commenced with respect to either party (the "Bankrupt") and if this Agreement has not otherwise terminated, then the other party (the "Other Party") may suspend all further performance of this Agreement until the Bankrupt assumes or rejects this Agreement. Any such suspension of further performance by the Other Party pending the Bankrupt's assumption or rejection will not be a breach of this Agreement and will not affect the Other Party's right to pursue or enforce any of its rights under this Agreement or otherwise.

E. Exercise by either party of its right to terminate under any provision of this Agreement will not affect or impair its right to enforce its other rights or remedies under this Agreement. All obligations of each party that have accrued before termination or that are of a continuing nature will survive termination.

21. General: This Agreement may be amended only by written agreement of the parties executed by their authorized representatives. United may assign this Agreement to a parent or affiliate. This Agreement may not be otherwise assigned in whole or in part, and any such assignment will be void and of no force or effect. Vendor will not subcontract any part of the services to be performed under this Agreement without the prior written consent of United. This Agreement will not create any right in or obligation to any third party. No waiver by either party of any default or breach by the other party will operate as or be deemed a waiver of any subsequent default or breach. This Agreement will be construed in accordance with and governed by the internal laws of the State of Illinois, U.S.A.

        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.


22. Notices: Notices under the terms of this Agreement will be in writing and sent by prepaid certified mail, return receipt requested, or by telecopy or facsimile, to the following addresses:

To United: United Airlines              To Vendor: Argenbright Security, Inc.
           DEPT WHQPL                              3353 Peachtree Road Northeast
           P.0. Box 66100                          Suite 1120, North Tower
           Chicago, IL 60666                       Atlanta, GA 30326
           ATTN: Contract Services                 ATTN: Thomas J. Marano
                                                         President

Notices will be effective on the first business day following receipt thereof Notices sent by certified mail will be deemed received on the date of delivery as indicated on the return receipt; notices sent by telecopy or facsimile will be deemed received on the date transmitted.

23. Entirety of Agreement: This Agreement supersedes all prior oral or written representations, communications, or agreements between the parties regarding the subject matter of this Agreement and, together with its exhibits and attachment, constitutes the entire understanding of the parties, regarding the subject matter of this Agreement

THEREFORE, the Parties by their authorized representative have executed this Agreement effective on the date first provided above,

ARGENBRIGHT SECURITY, INC,                   UNITED AIR LINES, INC.


By: /s/ Douglas A. Hacker               By: /s/ Thomas J. Marano
   --------------------------------        -------------------------------
   DOUGLAS A. HACKER                       Thomas J. Marano

Title: Senior Vice President and        Title: President and COO
        Chief Financial Officer               ----------------------------
        ---------------------------

        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.


                            [UNITED AIRLINES LOGO]

                                  EXHIBIT C
                                UNITED SPECIAL
                              SERVICES AGREEMENT

                                                          United Contract 133617

WHEELCHAIR SERVICES AGREEMENT, effective the 8th day of December, 1996, by and between UNITED AIR LINES, INC., a Delaware corporation ("United") with offices at 1200 East Algonquin Road, Elk Grove Township, Illinois 60007, and Argenbright Security, Inc., with offices at 3353 Peachtree Road Northeast, Suite 1120 North Tower, Atlanta, GA 30326 (Vendor).

1.Airport(s): The airport location(s) governed by this Wheelchair Agreement is defined as:

           LOS ANGELES INTERNATIONAL AIRPORT, LOS ANGELES, CALIFORNIA The location will be referred to in this Agreement as the "Airport."

2. Term: This Agreement will commence on December 8, 1996. (hereafter
"Effective Date") and will continue until terminated for convenience by either party on 30 days prior written notice. Any obligations that survive such termination will continue thereafter in full force and effect. If for any reason United's flight operations at the Airport are halted or substantially decreased, then United may, by 24 hours prior written notice to Vendor, suspend this Agreement for the length of the suspension.

3. Indemnification: Contractor shall defend, indemnify and hold harmless United, its directors, officers, employees and agents (collectively "Indemnitee") from and against any and all liabilities, claims, demands, suits, causes of action, losses, penalties, fines, expenses or damages, including, but not limited to, attorneys' fees and court costs (including but not limited to attorneys' fees incurred by Indemnitee in establishing its right to indemnification on hereunder), (collectively "Claims") for personal injury or bodily injury or death to any person whomsoever, other than an employee of United, and for damage to any property whatsoever, in any manner arising out of or in any way connected with the acts or omissions of Contractor related to any services furnished, or to be furnished, by Contractor hereunder, except to the extent any Claim results from any negligent act to Indemnitee.

        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.



4. Insurance: Vendor, at its expense, will obtain and maintain in full force and effect under terms satisfactory to United policies of insurance in the following types and minimum amounts:

         DESCRIPTION

A. Comprehensive General Liability, including personal injury, contractual completed operations, independent contractor, and products hazards: MINIMUM LIABILITY $10 MILLION COMBINED SINGLE LIMIT GENERAL LIABILITY EACH OCCURRENCE
B. Workers compensation as required by law. Such insurance coverage will be endorsed to name United as an additional insured to the extent of the contractual obligations assumed by Vendor under this Agreement. Certificates evidencing such insurance will be provided to United prior to or upon execution of this Agreement, will contain appropriate cross liability clauses and waivers of subrogation, and will provide that United will be given at least thirty (30) days advance written notice in the event of cancellation, termination, or material modification of the coverage.

5. Consequential Damages: EXCEPT AS PROVIDED UNDER INDEMNIFICATION, ABOVE, NEITHER PARTY WILL BE LIABLE FOR, AND EACH PARTY WAIVES AND RELEASES ANY CLAIMS AGAINST THE OTHER PARTY FOR, ANY SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST REVENUES, LOST PROFIT, OR LOSS OF PROSPECTIVE ECONOMIC ADVANTAGE, RESULTING FROM ANY PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT.

6. Charges: A. Hourly rates and charges for Special Services provided by Vendor to United at the Airport are defined below. Overtime must be approved by United in advance of being incurred. To cover irregular operations, overtime will be mandatory. United Airlines can have work schedules changed up to 72 hours (3 days) prior to the needed change without being charged overtime. Such rates and charges will be firm for the period, as indicated below. Thereafter, either party may request a price review by written notice to the other party, which review will be conducted within 30 days after such notice. Failing agreement either party may terminate the Special Services Agreement upon 60 days written notice, to allow the parties time to make alternate arrangements.

Accepting tips is understood by United as customary compensation for Wheelchair Servers. Solicitation of tips, however, is prohibited and will result in employee being removed from United's service.

POSITION                            STRAIGHT TIME RATE            OT/HOLIDAYS(6)
--------                            ------------------            --------------
12/08/96-08/31/97
Wheelchair Server                         $ XXXX                      $XXXXX
Wheelchair Lead                           $ XXXX                      $XXXXX
Special Services Shift Supv               $ XXXX                      $XXXXX
Dispatcher                                $ XXXX                      $XXXXX
Positive Claim Agent                      $ XXXX                      $XXXXX
TWOV/UM/Electric Cart Agent               $ XXXX                      $XXXXX
Baggage Handler                           $ XXXX                      $XXXXX
Baggage Handler Lead                      $ XXXX                      $XXXXX

       CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
        REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                    FILED SEPARATELY WITH THE COMMISSION.



EFFECTIVE 09/01/97 - 06/30/98
Wheelchair Server                    $    XXXX       $   XXXX
Wheelchair Lead                      $    XXXX       $   XXXX
Special Services Shift Supv          $    XXXX       $   XXXX
Dispatcher                           $    XXXX       $   XXXX
Positive Claim Agent                 $    XXXX       $   XXXX
TWOV/UM/Electric Cart Agent          $    XXXX       $   XXXX
Baggage Handler                      $    XXXX       $   XXXX
Baggage Handler Lead                 $    XXXX       $   XXXX



EFFECTIVE 07/01/98
Wheelchair Server                    $    XXXX       $   XXXX
Wheelchair Lead                      $    XXXX       $   XXXX
Special Services Shift Supv          $    XXXX       $   XXXX
Dispatcher                           $    XXXX       $   XXXX
Positive Claim Agent                 $    XXXX       $   XXXX
TWOV/UM/Electric Cart Agent          $    XXXX       $   XXXX
Baggage Handler                      $    XXXX       $   XXXX
Baggage Handler Lead                 $    XXXX       $   XXXX

B. The prices in this Agreement will be subject to renegotiation if any law, regulation, or ruling of any governmental authority having jurisdiction over the subject matter is enacted that alters the costs of performing the Wheelchair Services under this Agreement.

C. Vendor will undertake that United will not be commercially disadvantaged regarding Vendor's service/pricing arrangements under this Agreement as compared against the service/pricing arrangements offered by Vendor to any competitor of United that Vendor may service in a reasonably similar manner at any Airport. Vendor represents and warrants that the hourly rates, fees, prices, terms, and conditions (collectively "Prices") for personnel, overtime, supervision, training, and other charges (collectively "Wheelchair Services") under this Agreement are at least as low as the Prices provided to other customers by Vendor for comparable Wheelchair Services at the Airport or at any comparable airport. If Vendor offers or grants to another customer a price for any Wheelchair Service that is lower than the price paid by United for a substantially similar Wheelchair Service, then Vendor immediately will offer such lower price to United. C. Equipment-Vendor will supply additional wheelchairs, as needed, in good working order. Vendor will maintain equipment and will replace equipment, at its own cost, as needed. Vendor shall provide radios, where needed in the operation. United will provide and maintain aisle chairs. Vendor shall provide I.D. badges. It is Vendor's responsibility to make sure all employees have a current badge.

        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.


7. Settlement: Vendor will invoice United semi-monthly, in accordance with the prices set forth above, which invoice will provide reasonable detail regarding services provided, including a statement of hours worked per position and rates charged. United will pay Vendor within 30 days Of receipt of and in accordance with Vendor's invoices.

8. Taxes: United will pay any sales, use, or personal property taxes imposed by any taxing authority and required to be paid by United or Vendor as a result of services provided to United under this Agreement. United will not be liable for any tax levied upon or measured by the income of Vendor.

9. Standard of Services: Vendor will adhere strictly to the standards specified by United. Vendor will use all reasonable efforts to maintain standards for Wheelchair Services provided by Vendor under this Agreement that meet all relevant legislation and regulations, including without limitation the Federal Aviation Administration Air Carrier Standard Security Program. United may at its cost provide representatives who may inspect the provision of Wheelchair Services under this Agreement and provide advice and direction to Vendor. In the event of an accident, Vendor's Manager will immediately notify the Supervisor/Manager of United Airlines by phone. A detailed written report from the Vendor's Manager and employee involved must be submitted within 24 hours of the incident, to United.

10. Reports/Records: A. Vendor will maintain such book, records, and accounts as United reasonably requires relating to the Services provided by Vendor under this Agreement. Vendor also will maintain a complete record of all daily employee sign-in registers listing each employee by name, date, and hours worked for all employees and hours for which United is billed under this Agreement. Each sign-in register will be acknowledged and verified by a Vendor supervisor. On a regular basis as specified by United's designated manager, Vendor will provide to United a complete copy of all such daily registers.

B. To the extent that Vendor is required by law or by any regulatory authority to maintain records of background investigations, training, or other qualification or certification of employees or agents of Vendor performing services under this Agreement, upon expiration or termination of this Agreement for any reason, Vendor will make available to United all such records, or certified copies thereof.

11. Personal Services: Vendor will not subcontract or delegate to any third party any of Vendor's duties or responsibilities under this Wheelchair Agreement without the prior written consent of United. Any approved delegation or sub-contracting will not relieve Vendor of its responsibilities under this Agreement and Vendor will remain fully liable for all performance hereunder.

        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.

12. Employees; Attire: A. Vendor's employees and agents will at all times be employees or agents Of Vendor and not of United and will not represent themselves as employees or agents of United. Vendor will comply with all workers compensation, employers liability, and other regulations and will make all reports and remit all withholdings or other payroll deductions as required by law. Vendor will exercise full and complete authority Over its Personnel with sole authority to hire and discharge. United may request that any supervisor or manager at a particular Airport be re-assigned to non-United duties.

B. Vendor will require its employees to be attired in appropriate attire reasonably acceptable to United and to carry appropriate badges or other means of identification, while working in the area of the Airport, so as to be clearly recognizable as employees of Vendor. Vendor will ensure that while on duty all employees are neat in appearance with clean, pressed uniforms and shined shoes. Below specific standards will apply for Wheelchair Attendants, Wheelchair Leads, and Baggage Handlers. Uniforms to include the following:

         Trousers
         Are cuffless and may not flare at the hem. Length should touch the top of the shoe in front with no break, and taper to one inch from the floor in the back.

         Name Pin
         First name and last name are required on the name pin. The name pin will be worn on or above the left pocket of the uniform shirt, or on the left side of the vest, as applicable.

         Shirts
         The shirt must be worn with a closed collar, and the issued uniform tie only. Long or short-sleeve shirts may not be rolled up.

         Ties
         Must be worn under the collar at all times by both male and female employees. The collar must lie flat and not be turned up.

         Shoes and boots
         Must be black. If crepe soles, they must match the color of the leather. Dress boots must be low enough as to not cause the trouser leg to stick out.

         Parkas and jackets
         A uniform parka or jacket is required in locations with outdoor exposure to rain or cold weather. A uniform parka or jacket is the only coat to be worn while on duty.

         Jewelry
         Must remain professional looking, conservative, business-like and appropriate in size and number so as not to present a safety hazard.

        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.

         Hair Male's - Styles may vary in length and cut; but a clean, combed, and neatly trimmed look is required. Mustaches must be fully grown, neatly trimmed and may not extend below the corner of the mouth. Hair must be of a natural looking color that exhibits professionalism.

         Females - Styles may vary in length and cut, but a clean, combed and neatly trimmed look is required. Hair exceeding seven inches in length must be totally secured at the nape of the neck. All hair fasteners and ornaments must be compatible with the uniform's professional look. Visible rubber or elastic bands, hair pins or bobby pins, leather or wooden hair accessories and hair nets are not permitted. Hair must be of a natural looking color that exhibits professionalism.

13. Employment and Background Investigations: Wheelchair attendants and leads must be a minimum of eighteen (18) years of age. Any requested deviation from the age standard must be approved by the United Customer Service Manager or designee. Vendor shall have in place a program which meets all FAA and DOT requirements pertaining to alcohol misuse and drug testing. Vendor will conduct background investigations of each of its employees who will have access to any secure or restricted area of the Airport. Background Investigations will include, at a minimum, verification of prior employment (ten years where available, shorter periods as applicable for those entering the workforce from school) to the extent permitted by law. Each background investigation Will be reduced to writing and will be verified by Vendor as having been completed upon request by United, or by applicable governmental authority, upon reasonable notice. United reserves the right to verify independently the results of any investigation, and to terminate this Agreement without further notice upon discovery of a materially inaccurate investigation.

14. Compliance with Rules: Vendor will obtain any and all permits or authorizations necessary to perform services to United under this Agreement. Vendor's use of the Airport is subject to any rules and regulations of the Airport Authority. Vendor will observe and obey all such rules and regulations and any other laws, ordinances, statutes and orders of any governmental authority exercising jurisdiction at the Airport or over Vendor's conduct of its security business.

15. Force Majeure: Neither party will be responsible for delays in or suspension of performance caused by acts of God or governmental authority, strikes or labor disputes, fires or other loss of manufacturing facilities, breach by suppliers of supply agreements, or other similar or dissimilar cause beyond the reasonable control of that party.

        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.

16. Publicity: Vendor may refer to United as a customer reference in non-public business dealings with potential customers and financial concerns. Neither party will refer to this agreement or use the name of the other party in any form of publicity or advertising, either directly or indirectly, without the prior written consent of the other party. Vendor will not use any United trade name or service marks, including the names "United Air Lines, Inc.," "United Airlines," "United" or United's logotype, without first obtaining United's prior written approval of such use.

17. Unauthorized Payments: A. In connection with any performance under this Agreement, neither Vendor, nor any officer, employee, or agent of Vendor, will make any payment, or offer, promise or authorize any payment of any money or other article of value, to any official, employee, or representative of United, or to any person or entity doing business with United, in order either to obtain or to retain United's business, or to direct United's business to a third party, or to influence any act or decision of any employee or representative of United to perform or to fail to perform his or her duties, or to enlist the aid of any third party to do any of the foregoing.

B. In connection with any performance under this Agreement, neither Vendor, nor any officer, employee, or agent of Vendor, will solicit or receive any amount of cash or negotiable paper, or any item, service or favor of value from any present or prospective supplier, vendor or customer of United, or from anyone else with whom United does business, including any governmental official or representative, for or in connection with the obtaining or retaining any business of or with United. Vendor will refuse to accept all such gifts and, if received, will return such gifts to the donor. In all such cases Vendor will notify United promptly of such gift or offer thereof. If United deems it necessary, Vendor will turn over such gifts to United for further handling.

18. Non-Discrimination: A. In performing under this Wheelchair Agreement, Vendor will comply with all applicable requirements, orders, and regulations of the Federal Government pertaining to non-discrimination in employment and facilities including, without limitation, the provisions contained in Paragraphs 1 through 7 of Part II, Nondiscrimination in Employment by Government Contractors and Subcontractors, of Executive Order 11246 (as amended by Executive Order 11375), and Certification of Non-segregated facilities (41 C.F.R, Chap. 1, Section n 1-12, 803, 10), all of which provisions are incorporated herein by reference and expressly made a part of this Services Agreement. Vendor also will comply with all applicable state and local laws regarding non-discrimination in employment and facilities.

B. In accordance with the Air Carrier Access Act of 1986 and pursuant to 14 C.F.R. Section 382, Vendor will not discriminate on the basis of handicap in providing services under this Agreement. Vendor will ensure that its employees comply with the directives of United's Complaint Resolution Officials issued in accordance with 14 C.F.R. Section 382 in the provision of any services on behalf of United under this Agreement.

        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.

19. Termination: A. If either party (the "Defaulting party") fails to perform any of its duties or obligations under this Agreement, and that failure continues for thirty (30) days after written notice of such default from the other party, then the other party may terminate this Agreement at any time thereafter, effective immediately upon written notice of termination to the Defaulting Party, without prejudice to any other rights or remedies the other party may have.

B. United may terminate this Agreement on five days prior written notice for any station where Vendor's Wheelchair operating certificate or authorization is revoked, suspended, or materially reduced in scope by the FAA or local aviation authority or where Vendor otherwise becomes unable to provide Wheelchair Services under this Agreement.

C. If either party (the "Defaulting Party") becomes insolvent; if the other party (the "Insecure Party") has evidence that the Defaulting Party is not paying its bills when due without just cause; if the Defaulting Party takes any step leading to its cessation as a going concern; or if the Defaulting Party either ceases or suspends operations for reasons other than a strike, then the Insecure Party may immediately terminate this Agreement, and repossess any or all of its equipment and materials in the Defaulting Party's possession, on notice to the Defaulting Party unless the Defaulting Party immediately gives adequate assurance of the future performance of this Agreement, on terms and conditions acceptable to the Insecure Party.

D. If liquidation, winding up, or bankruptcy proceedings are commenced with respect to either party (the "Bankrupt") and if this Agreement has not otherwise terminated, then the other party (the "Other Party") may suspend all further performance of this Agreement until the Bankrupt assumes or rejects this Agreement. Any such suspension of further performance by the Other Party pending the Bankrupt's assumption or rejection will not be a breach of this Agreement and will not affect the Other Party's right to pursue or enforce any of its rights under this Agreement or otherwise.

E. Exercise by either party of its right to terminate under any provision of this Agreement will not affect or impair its right to enforce its other rights or remedies under this Agreement. All obligations of each party that have accrued before termination or that are of a continuing nature will survive termination.

20. General: This Agreement may be amended only by written agreement of the parties executed by their authorized representatives. United may assign this Agreement to a Parent or affiliate. This Agreement may not be otherwise assigned in whole or in part, and any such assignment will be void and of no force or effect. Vendor will not subcontract any part of the services to be performed under this Agreement without the prior written consent of United. This Agreement will not create any right in or obligation to any third party. No waiver by either party of any default or breach by the other party will operate as or be deemed a waiver of any subsequent default or breach. This Agreement will be construed in accordance with and governed by the internal laws of the State of Illinois, U.S.A.

        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.

21. Notices: Notices under the terms of this Agreement will be in writing and sent by prepaid certified mail, return receipt requested, or by telecopy or facsimile, to the following addresses:

To United: United Aid                To Vendor: Argenbright Security, Inc.
           DEPT WHQPL                           33 53 Peachtree Road Northeast
           P. 0. Box 66100                      Suite 1120, North Tower
           Chicago, IL 60666                    Atlanta, GA 30326
           Attn: Contract Services              Attn:Thomas J. Marano, President


Notices will be effective on the first business day Mowing receipt thereof. Notices sent by certified mail will be deemed received on the date of delivery as indicated on the return receipt; notices sent by telecopy or facsimile will be deemed received on the date transmitted.

22. Entirety of Agreement: This Agreement supersedes all prior oral or written representations, communications, or agreements between the parties regarding the subject matter of this Agreement and, together with its exhibits and attachments, constitutes the entire understanding of the parties, regarding the subject matter of this Agreement.

THEREFORE, the parties by their authorized representative have executed this Agreement effective on the date provided in the Amendment,

UNITED AIRLINES, INC.                             Argenbright Security, Inc.

By: /s/ Douglas A. Hacker                         By:/s/ Thomas J. Morano
   -------------------------------                      ------------------------
    DOUGLAS A. HACKER                                  Thomas J. Morano

Title: Senior Vice President                      Title: President and COO
       and Chief Financial Officer                      ------------------------
       ---------------------------